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                                                                    Exhibit 99.1

                      LOGO FOR BIONOVA HOLDING CORPORATION


FOR FURTHER INFORMATION:

Scott Thenell
Bionova Holding Corporation
510-547-2395



           BIONOVA HOLDING COMPLETES DEFINITIVE AGREEMENTS WITH SAVIA
                          AND WINS SHAREHOLDER LAWSUIT

Oakland, California--January 5, 2001--Bionova Holding Corporation (AMEX: BVA) stated that it has made considerable progress on its business and financial restructuring program. As first announced on November 30, 2000, Bionova Holding plans to focus its business on technology and its new trait genomics platform. To this end, Bionova Holding has agreed to sell its fresh produce business and has secured a financing commitment to support its technology business in 2001.

On December 28, 2000 Bionova Holding and its parent company, Savia, S.A. de C.V., entered into a Purchase Agreement and a Cash Support Agreement. The Purchase Agreement, to which Savia's subsidiary Bionova International, Inc. is also a party, contains four major components. First, Bionova Holding will sell its fresh produce farming and distribution business (including all of the debt and liabilities of the fresh produce business) to Savia for $48 million. The purchase price for the fresh produce business will be paid by the application of $48 million of advances previously made by Savia to Bionova
Holding.   Second, on December 29, 2000 Bionova Holding issued 200 shares of convertible preferred stock to Bionova International for $63.7 million, which was paid through the application of all of the remaining outstanding advances previously made by Savia to Bionova Holding (other than the $48 million which will be applied to the sale of the fresh produce business). The 200 shares of preferred stock are convertible into 23,156,116 shares of Bionova Holding common stock (a conversion ratio based on $2.75 per share of common stock). Third, Savia committed to enter into sublicense agreements whereby it or its affiliates will license to Bionova Holding certain technology rights that are important for Bionova Holding to move forward in its business. Bionova Holding will be able to utilize these rights for research purposes without cost. Upon commercialization of products containing these technology rights the Company will be obligated to pay royalties to Savia and/or the owner of the technology. Fourth, the Purchase Agreement provides that in lieu of the rights offering previously contemplated by the 1998 Stock Purchase Agreement between Bionova International and Bionova Holding, Bionova Holding will issue to each of its stockholders rights to purchase two shares of Bionova Holding common stock for each share they own as of the date the registration statement relating to the rights offering is declared effective or such other record date as may be set by Bionova Holding's Board of Directors. The exercise price for the rights will be $2.50 per share. The rights will expire 60 days after issuance or at such other time as Savia and Bionova Holding's Special Committee of Independent Directors may agree. Each of Savia and Bionova International has agreed to surrender all of the rights it receives to Bionova Holding without exercising them. Therefore, after giving effect to the conversion of the preferred stock, Savia's beneficial interest in Bionova Holding will increase from 76.6% to 87.9%, and may increase further under the Cash Support Agreement described below.

Bionova Holding and Savia entered into a Cash Support Agreement for 2001.
This agreement provides that, during 2001, Savia will advance funds to Bionova Holding as requested to finance Bionova Holding's

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technology business.  These advances will be applied to the purchase by Savia
(i.e., exchanged for) of additional common shares when the sale of the fresh produce business is closed and thereafter through December 31, 2001. The purchase price to be paid by Savia for the additional shares under this Cash Support Agreement will be $2.50 per share prior to the expiration of the rights offering, and then will be the higher of $2.50 per share or the average market price of Bionova Holding common stock. Bionova Holding currently has budgeted cash requirements for the calendar year 2001 in a range of 7 to 8 million dollars. The Cash Support Agreement also acknowledges that if additional funds are required by Bionova Holding's fresh produce business prior to completion of the sale, Savia will be responsible for providing or arranging the financing.

The negotiations that culminated in these two agreements were carried out between Savia and Bionova Holding's Special Committee of Independent Directors, and the agreements were subsequently approved by the Board of Directors of Bionova Holding. The pending sale of the fresh produce business remains subject to various conditions, including the approval of stockholders of Bionova Holding. Stockholders will also be asked to authorize additional shares of common stock to permit conversion of the preferred stock issued to Savia into Bionova Holding common stock.

Bionova Holding plans to mail a proxy statement concerning the sale of the fresh produce business and other matters to its stockholders, and to file the document with the United States Securities and Exchange Commission ("SEC"). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain free copies of the proxy statement at the SEC's website, www.sec.gov. The proxy statement will contain information about Bionova Holding, Savia, the persons soliciting proxies relating to the sale, their interests in the sale and related matters.
 The Company and its directors may be deemed under the SEC's rules to be "participants in the solicitation" of proxies from the Company's stockholders to approve the sale. Information regarding Bionova Holding's directors (including, without limitation, their security holdings in Bionova Holding and their relationship, if any, with Savia) is included in Bionova Holding's Amendment No. 1 to Annual Report on Form 10-K, filed with the SEC on May 1, 2000.

Bionova Holding also intends to file a registration statement relating to the rights offering with the SEC, and is continuing to target an effective date of the registration statement in the second quarter of 2001.

Art Finnel, Chief Financial Officer of Bionova Holding, stated that when the sale of the fresh produce business is completed, Bionova Holding will have eliminated all of the debt currently on its balance sheet.

Bionova Holding also announced that on December 22, 2000 the United States District Court for the Northern District of California granted summary judgment in favor of the Company, DNA Plant Technology Corporation, and their directors in a class action case brought by Gordon K. Aaron and Fay H. Aaron, former preferred shareholders of DNA Plant Technology, in January 1997. This was the last remaining lawsuit stemming from the merger between DNA Plant Technology Corporation and Bionova Holding's fresh produce subsidiaries in September 1996 to be decided at a district court level. All of the cases have now been decided in the Company's favor in the federal or California state district courts. Appeals are currently pending in two of these cases.

Bionova Holding Corporation is a leading biotechnology company providing unique capabilities focused on crop protection traits, pesticide discovery, nutraceutical and biotechnology-derived foods through high-efficiency gene profiling, bioinformatics and expertise in plant biology. Bionova Holding and its subsidiaries have strategic alliances and licensing agreements with some of the world's leading agricultural companies, with affiliates, including Seminis Vegetable Seeds, Inc., with value-added producers and marketers, and with biotechnology research groups. Bionova Holding Corporation is majority owned by Mexico's SAVIA, S.A. de C.V. (NYSE: VAI), whose subsidiaries include the world's largest vegetable seed company.

ALL STATEMENTS IN THIS PRESS RELEASE OTHER THAN STATEMENTS OF HISTORICAL FACTS ARE "FORWARD-LOOKING" STATEMENTS, INCLUDING WITHOUT LIMITATION STATEMENTS REGARDING THE COMPANY'S FINANCIAL POSITION, BUSINESS

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STRATEGY, PLANS AND OBJECTIVES OF MANAGEMENT, AND INDUSTRY CONDITIONS.
ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO BE CORRECT. THE FOLLOWING FACTORS, AMONG OTHERS, MAY AFFECT THE COMPANY'S ACTUAL RESULTS AND COULD CAUSE SUCH RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS MADE BY OR
ON BEHALF OF THE COMPANY: COMPETITIVE FACTORS, PROPRIETARY PROTECTION OF AND ADVANCES IN TECHNOLOGY, DEVELOPMENT OF AND COMMERCIAL SUCCESS OF NEW TECHNOLOGY PRODUCTS AND SERVICES, PUBLIC ACCEPTANCE OF GENETICALLY-ENGINEERED PRODUCTS, POSSIBLE NEED FOR ADDITIONAL FINANCING, THE ABILITY OF THE COMPANY TO SUCCESSFULLY IMPLEMENT ITS BUSINESS PLAN, INCLUDING ACQUISITION OF NEW TECHNOLOGIES, AND AGRIBUSINESS RISKS. FURTHER INFORMATION ON THE FACTORS THAT COULD AFFECT THE COMPANY'S FINANCIAL RESULTS IS CONTAINED IN THE COMPANY'S
FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.










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